UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

KUNEKT CORPORATION (Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	26-1173212 (I.R.S. Employer Identification No.)

112 North Curry Street, Carson City, NV (Address of principal executive offices)	89703-4934 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered Not applicable	Name of each exchange on which each class is to be registered Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X ]

Securities Act registration statement file number to which this form relates: 333-148264 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Item 1.     Description of Registrant's Securities to be Registered.

The description of the Registrant's securities contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the commission under File No. 333-148264, is incorporated by reference into this registration statement.

Item 2.     Exhibits.

The following Exhibits are filed with this registration statement:

Exhibit Number	Description

3.1	Articles of Incorporation (incorporated by reference from our Registration Statement on Form SB-2 filed on December 21, 2007)

3.2	Bylaws (incorporated by reference from our Registration Statement on Form SB-2 filed on December 21, 2007)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

KUNEKT CORPORATION

/s/ Mark Bruk

By: Mark Bruk
President, Treasurer and Director

(Principal Executive Officer,
Principal Financial Officer,
Principal Accounting Officer)
Dated:  January 16, 2009